Certification Pursuant to 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002



Name of Issuer:  Sentry Fund, Inc.

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certify to the best of their knowledge that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Date:  June 10, 2004           s/James J. Weishan
                               ---------------------------------------
                               James J. Weishan
                               Principal Executive Officer


Date:  June 10, 2004           s/William J. Lohr
                               ---------------------------------------
                               William J. Lohr
                               Principal Financial Officer


This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of Form N-CSR with the Commission.